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                                                                   EX.99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the AIP Alternative Strategies Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the AIP Alternative Strategies Funds for the period ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the AIP Alternative Strategies Funds for the stated period.


/s/ Steven Samson                         /s/ Lee Schultheis
-------------------                       --------------------
Steven Samson                             Lee Schultheis
President, AIP Alternative Strategies     Treasurer, AIP Alternative Strategies
Funds                                     Funds

Dated: March 31, 2004
       --------------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by AIP Alternative Strategies Funds for purposes of the Securities Exchange Act of 1934.



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